UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISTEON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 14, 2012.

Meeting Information
VISTEON CORPORATION	Meeting Type: Annual Meeting
For holders as of: April 17, 2012
Date: June 14, 2012 Time: 11:00 AM EDT
	Location:	Waldorf Astoria Hotel
301 Park Avenue
New York, New York

You are receiving this communication because you hold shares in the above named company.

VISTEON CORPORATION ONE VILLAGE CENTER DRIVE VAN BUREN TOWNSHIP, MI 48111	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M46144-Z57886

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2012 to facilitate timely delivery. You will not otherwise receive a paper or e-mail copy of the proxy materials unless requested.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Please check the proxy materials for directions to be able to attend the meeting in person. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Follow the instructions on the proxy card and form of proxy.

M46145-Z57886

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees:		The Board of Directors recommends you vote FOR the following proposals:

	1a.	Duncan H. Cocroft	2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012.

	1b.	Kevin I. Dowd

	1c.	Jeffrey D. Jones	3.	Provide advisory approval of the Company’s executive
				compensation.
	1d.	Timothy D. Leuliette
			The Board of Directors recommends you vote 1 year on the
	1e.	Robert Manzo	following proposal:

	1f.	Donald J. Stebbins	4.	Provide an advisory vote on the frequency of the advisory vote on executive compensation.

	1g.	Harry J. Wilson
			NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

This is not a form for voting. Please see instructions on “How To Vote”.

M46146-Z57886

M46146-Z57886